UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2010

(Unaudited)

Dear Fellow Shareholders,

September 30, 2010 marks the half way point in our fiscal year ending March 31, 2011.  During that time we were busy expanding the charitable features of our product and working hard for an unenthusiastic but respectable 0.61% return, beating the Russell 2000 return of 0.25% and the S&P 500 loss of 1.42%.

Charity Update:

It has been another exciting quarter where we continue to develop and expand out the charitable product line.  This quarter, we created a new category of investor called a Donation Matching Investor.  These investors allow their donations to be used as matching donations for other investors.  The goal here is to provide our investors with even more incentive to – “give more by saving more”.  On September 30, 2010 our Matching Premium was a whopping $8.56.  This means that for every $1.00 of donation created by our typical investor, there will be $8.56 in additional donations made for matching purposes.  Most of our investors probably already know about this benefit.  Investors get a letter each year defining how much money their favorite charity/ies received.  Many have even asked, “My donation should have been around $25, so how did my charity get $400?”  To which we explain that we have some investors that have given the Davlin Foundation permission to use their donations for matching purposes.  Now we are formalizing this process and will start to actively seek out more of these Donation Matching Investors.  So if you are the type of person that wants to incentivize other people to do the right thing, then become one of our Donation Matching Investors.  I am a Donation Matching Investor and can tell you first hand that I enjoy seeing my donations incentivize other people to support great charities.

Please keep in mind that this Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions.  It is also worth noting that the Davlin Foundation Board of Directors will decide which charities will receive the matching funds.  To give you some idea, last March’s donation matches ranged from as little as $99.24 to as large as $1,735.25.  On the low side, there was a new investor that had only accrued $0.76 in donations for their charity, so the Board used matching funds to make it an even $100.00 donation.  On the larger side, the Board used matching funds to increase a $264.75 gift up to $2,000.00 for Hands Together for Haiti after 5 of its 7 schools were destroyed in the earthquake.  Most importantly, all of the individual charities that were chosen by our investors received matching donations.

We are excited by this new program and the power that it has to magnify lifetime giving.  In our last letters, we discussed a meeting that we had with one of our investors.  In that meeting, we showed the investor a compounding table that illustrates what his future donations could amount to, given some basic assumptions.  In his case, he is 41 years old and has invested $50,000 in our Fund.  Assuming no further investments, an average 7.00% annual return (after fees), that he reaches 66 years old before starting to take withdraws and lives to be 86 years old, he will donate an additional roughly $51,000 to his favorite charity, and this amount could go as high as $102,000 as the Fund management company benefits from the economies of scale of a larger fund.  Now with our new Donation Matching Program, we plan to go even further.  If over the lifetime of his investment we could average a $1.00 Matching Premium, then his gifts to his favorite charity could be roughly $102,000, and this amount could go as high as $204,000.  As you can see, we expect this new program will truly leverage the power of Sustainable Giving.

Average Month-End Donation Information

April 1, 2010 through September 30, 2010

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $9.69	0.00% 0.00%	0.00% 0.00%

Market Update:

Since our last letter which covered our performance through March 31, 2010, the Russell 2000 Index has traded within a channel.  It started April 1st at 678.64 and rallied up 9.3% to 741.92 in April before turning down.  By July it was down 13.1% from its April 1st start to 590.03, where it bumped off the bottom until September when it rallied back to end the quarter roughly even with its April 1st beginning.  On a macro level, this trading channel makes sense.  Every time we get some good news about the economy it seems to arrive in close proximity to some bad news.  Even on a micro basis, many of the companies announcing positive earnings surprises are also announcing lower earnings guidance going forward.

Over a year ago, we started to feel that the market was very likely to trade within a relatively well defined channel while the economy slowly (and we emphasize slowly), repaired itself.  Our feeling was that the channel would last for at least one year and perhaps as long as three years.  We believed and still believe that during this “waiting period” dividend paying stocks will out-perform the general market, because the dividend may be the only return investors receive.  So starting over a year ago, we focused on buying dividend paying stocks that fit into our Value Quality style.  For those who pay special attention to our portfolio, they have seen the number of dividend paying investments grow over time.  At the end of the quarter, dividend paying companies represented 78.6% of our investment positions.

If you look at the Funds performance for the six months prior to September 30, 2010 where it out-performed the Russell 2000 by 0.36% and the S&P 500 by 2.03%, dividends clearly made the difference.  However, when you look at the Funds performance for the last year, where it under-performed the Russell 2000 by 3.11% and only out-performed the S&P 500 by 0.08%, it becomes clear that we were too early in adopting our strategy.  While our Quality Value investment style is very risk adverse, adding a focus on dividends makes it even more conservative.  The market did not reward that strategy at the end of 2009 and the beginning of 2010.  The good news is that this game is not over yet.

Performance Numbers for YTD Fiscal 2011

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2010 Through September 30, 2010 Fund Compared to Index	0.61%	0.25% +0.36%	(1.42)% +2.03%

Performance Numbers for Last Year

	Davlin Philanthropic Fund	Russell 2000	S&P 500
October 1, 2009 Through September 30, 2010 Fund Compared to Index	10.24%	13.35% (3.11)%	10.16% +0.08%

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through September 30, 2010 Fund Compared to Index	8.06%	(1.95)% +10.01%	(5.10)% +13.16%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

With many companies offering dividend yields higher than the 10 year U.S. Treasury bond (around 2.6%), we are seeing evidence that some investors are chasing yield through dividend paying stocks.  We are also seeing wide acknowledgement from the pundits that the market is trading in a channel and that chasing dividends is a recommended strategy.  The combination of these two factors has propelled some of our positions to perform quite well.  Our expectation is that the longer bond yields stay at these historic lows and the market stays in the trading channel, the more investors will search out income through dividends.

We expect the search for yield to grow over the next six months and perhaps longer.  As with most investment themes, we expect that chasing yield will get over priced.  As that occurs, we will sell our positions and replace them with stocks at better valuations.  While we will continue to look for yield when possible, our expectation is that dividend paying stocks will get harder to find at a reasonable price and thus their emphasis in our portfolio will most likely be reduced going forward.  So while we may have been early, we see the evidence that this strategy should pay off well.

Portfolio Highlights:

During the first half of our fiscal year, our top two “Best Performers” were Aercap Holdings N.V. and Hansen Natural Corporation.  Since we wrote about Aercap in our March 31, 2010 Annual Report and Hansen Natural Corporation in our March 31, 2009 Annual Report, let us talk about our third best performer CBS Corporation Senior Note 6.75%.  We started buying this note in December of 2008 when the economic world looked like it just might be coming to an end.  At the time, we were buying this note around $10.60 per unit (par value is $25) for a yield just around 15.9%.  We saw no real risk of CBS defaulting on this note, so we had high confidence in getting a good return.  We sold some of the position in March of this year in the $23.70 range.  We took advantage of the May 6th, 2010 “Flash Crash” to buy back some of what we sold in the $19.76 to $21.76 range.  This note is now trading at a premium to par at around $25.30 per unit.  With long bonds hitting historical lows, it appears that we have ridden this note near its limit.  We expect to be opportunistic in realizing the gains in this position going forward.  We only wish that we could find another 15.9% yielding note with a similar risk profile.

Our top “Worst Performer” during the same period was Gleacher & Company.  This small New York investment bank (375 employees) is run by Eric Gleacher.  Eric Gleacher founded Lehman Brothers mergers and acquisition department in 1978.  He went on to run and successfully grow Morgan Stanley’s M&A Department from 1985 to 1990.  In 1990, he started Gleacher Partners and built it up, sold it to National Westminster Bank, bought is back and sold it into Broadpoint Securities Group, Inc. in March 2009.  Broadpoint Securities Group, was renamed Gleacher & Company at the beginning of 2010.  With the fall out of the commercial banks in 2008 and 2009, we have seen many of the smaller investment banks close leaving an under served market place.  At the same time, the restructuring of the large investment banks like Merrill Lynch, Bear Stearns, Lehman Brothers, to name only a few have put a lot of great talent either out on the street or looking for a safer home.  Gleacher has benefited from both these trends.  The bad news is that M&A deals, public offerings and trading volumes are all down in the last two years.  Clearly, we got into this stock way too early, but the full story has not been written as of yet.  This company has a strong balance sheet, so it has time and continues to attract good talent.  When the investment market turns, we expect this firm to benefit disproportionately.

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider trying to get our story out to both your friends and your favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of September 30, 2010:

% Net Assets

1.   Aercap Holdings N.V.

3.35%

2.   Legg Mason Inc.

2.90%

3.   Seaboard Corporation

2.82%

4.   Odyssey RE Holdings Float Pfd B 4.3925%

2.71%

5.   So. Cal. Edison Pfd 5.349%

2.47%

6.   Village Super Market Class A

2.38%

7.   Hansen Natural Corp

2.31%

8.   Tidewater Inc.

2.30%

9.   Hillenbrand, Inc.

2.29%

10. CBS Corporation 6.75% Senior Notes

2.24%

 Total:

          25.77%

Fiscal Year Top 5 Best Performers

Realized and Unrealized Gains

1.  Aercap Holdings N.V.

$56,843

2.  Hansen Natural Corporation

$33,034

3.  CBS Corporation Senior Note 6.75%

$28,082

4.  Cognex Corporation

$27,920

5.  Freeport McMoran Copper & Gold PFD 6.75%

$25,666

Total:

          $171,545

Fiscal Year Top 5 Worst Performers

Realized and Unrealized Losses

1.  Gleacher & Company, Inc.

$34,982

2. JMP Group, Inc.

$17,502

3. Valero Energy Group

$15,339

4. Excel Maritime Carriers LTD.

$  8,419

5. People’s United Financial, Inc.

$  7,891

Total:

$84,133

Davlin Philanthropic Fund

Portfolio Analysis

September 30, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2010 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 78.01%

Aircraft Parts & Auxiliary Equipment - 1.34%
1,900	Spirit Aerosystems Holdings, Inc. *	$ 37,867

Bottled & Canned Soft Drinks - 2.31%
1,400	Hansen Natural Corp. *	65,268

Communications Services, NEC - 1.90%
6,400	RRSat Global Communications Network Ltd.	53,559

Cookies & Crackers - 1.19%
800	J&J Snack Food Corp.	33,544

Crude Pertoleum & Natural Gas - 2.08%
1,000	Royal Dutch Shell Plc-B	58,790

Deep Sea Foreign Transportation - 0.27%
600	Diana Shipping, Inc. *	7,620

Drilling Oil & Gas Wells - 0.36%
300	Noble Corp.	10,137

Fats & Oils - 0.94%
4,770	Harbinger Group, Inc. *	26,474

Fire, Marine & Casualty Insurance - 8.20%
1,000	ACE Ltd.	58,250
125	Fairfax Financial Holdings	50,889
1,200	Montpelier RE Holdings Ltd.	20,784
1,300	Safety Insurance Group, Inc.	54,626
900	Travelers Companies, Inc.	46,890
		231,439
Hospital & Medical Service Plans - 1.95%
1,900	Wellcare Health Plans, Inc. *	55,024

Industrial Instruments for Measurment - 1.90%
2,000	Cognex Corp.	53,640

Investment Advice - 4.79%
500	Franklin Resources, Inc.	53,450
2,700	Legg Mason, Inc.	81,837
		135,287
Meat Packing Plants - 2.82%
45	Seaboard Corp.	79,695

Metal Mining - 2.06%
680	Freeport-McMoran Copper & Gold, Inc.	58,065

Miscellaneous Manufacturing Industries - 4.98%
2,700	Ceradyne, Inc. *	63,045
3,000	Hillenbrand, Inc.	64,530
600	Oil-Dri Corp of America	12,906
		140,481
Motor Vehicles & Passenger Cars - 1.98%
780	Toyota Motor Corp. ADR	55,832

National Commercial Banks - 0.94%
700	JPMorgan Chase & Co.	26,642

Petroleum Refining - 7.70%
1,350	BP Plc ADR	55,580
1,100	Conoco Phillips	63,173
1,600	Marathon Oil Corp.	52,960
2,600	Valero Energy Corp.	45,526
		217,239
Primary Production of Aluminum - 1.06%
700	Kaiser Aluminum Corp.	29,953

Private Equity Firm - 1.93%
4,200	MVC Capital, Inc.	54,474

Retail - Grocery Stores - 2.38%
2,400	Village Super Market, Inc. Class A	67,056

Retail - Variety Stores - 0.44%
300	BJ's Wholesale Club, Inc.	12,450

Rolling Drawing & Extruding of Nonferus Metals - 1.63%
1,500	RTI International Metals, Inc. *	45,930

Savings Institution, Federally Chartered - 3.02%
3,800	People's United Financial, Inc.	49,742
2,100	Territorial Bancorp, Inc.	35,343
		85,085
Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.61%
1,500	Garmin Ltd.	45,525

Security Brokers, Dealers & Flotation Companies - 3.09%
19,600	Gleacher & Company, Inc. *	31,556
9,100	JMP Group, Inc.	55,510
		87,066
Services-Advertising Agencies - 0.97%
2,100	ValueClick, Inc. *	27,468

Services-Amusement & Recreation Services - 2.04%
16,900	Dover Downs Gaming & Entertainment, Inc.	57,460

Services-Commercial Physical & Biological Research - 1.05%
1,200	Pharmaceutical Product Development, Inc.	29,748

Services-Equipment Rental & Leasing - 4.92%
8,000	AerCap Holdings N.V. *	94,640
123	Wesco Financial Corp.	44,052
		138,692
State Commercial Banks - 1.09%
2,100	Glacier Bancorp, Inc.	30,634

Telephone Communications (No Radio Telephone) - 2.77%
900	BCE, Inc.	29,250
1,500	Verizon Communications, Inc.	48,885
		78,135
Water Transportation - 2.30%
1,450	Tidewater, Inc.	64,975

TOTAL FOR COMMON STOCKS (Cost $1,884,243) - 78.01%		$ 2,201,254

EXCHANGE TRADED FUNDS - 3.60%
400	ETFS Physical Palladium Shares *	22,552
220	ETFS Physical Platinum Shares *	36,303
800	iShares MSCI South Korea Index Fund	42,792

TOTAL EXCHANGE TRADED FUNDS (Cost $87,666) - 3.60%		$ 101,647

SENIOR NOTES - 2.24%
2,500	CBS Corp. 6.75% 3/27/2056	63,250

TOTAL SENIOR NOTES (Cost $35,168) - 2.24%		$ 63,250

PREFERRED STOCK - 9.20%
600	Chesapeake Energy Corp. PFD 4.50% 12/31/2049	51,599
2,800	Goldman Sachs 2010 PFD-C 4.00% ** 10/31/2010	61,880
3,000	Odyssey RE Holdings Float PFD-B 4.3925% ** 10/20/2010	76,500
700	Sourthern California Edison Co. PFD 5.349% **	69,615

TOTAL PREFERRED STOCK (Cost $212,706) - 9.20%		$ 259,594

REAL ESTATE INVESTMENT TRUST - 1.85%
4,200	Franklin Street Properties Corp.	52,164

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $54,086) - 1.85%		$ 52,164

SHORT TERM INVESTMENTS - 5.13%
144,451	Huntington Conservative Deposit Account 0.39%**	144,451

TOTAL SHORT TERM INVESTMENTS (Cost $144,451) - 5.13%		$ 144,451

TOTAL INVESTMENTS (Cost $2,418,320) - 100.03%		2,822,360

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(763)

NET ASSETS - 100.00%		$ 2,821,597

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2010.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2010 (Unaudited)

Assets:
Investments, at Fair Value (Cost $2,418,320)	$ 2,822,360
Receivables:
Dividends and Interest	2,633
Total Assets	2,824,993
Liabilities:
Accrued Management Fees (Note 4)	2,264
Accrued Charitable Contribution (Note 4)	1,132
Total Liabilities	3,396
Net Assets	$ 2,821,597

Net Assets Consist of:
Paid In Capital (Note 5)	2,452,477
Accumulated Undistributed Net Investment Loss	(5,103)
Accumulated Undistributed Loss on Investments	(29,817)
Unrealized Appreciation in Value of Investments	404,040
Net Assets, for 243,859 Shares Outstanding (Unlimited number
of shares authorized)	$ 2,821,597

Net Asset Value and Offering Price Per Share ($2,821,597/243,859)	$ 11.57

Minimum Redemption Price ($11.57 x 0.99)*	$ 11.45

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

Davlin Philanthropic Fund
Statement of Operations
For the Six Months Ended September 30, 2010 (Unaudited)

Investment Income:
Dividends	$ 28,618
Interest	628
Total Investment Income	29,246

Expenses:
Advisory Fees (Note 4)	13,553
Charitable Contribution (Note 4)	6,777
Total Expenses	20,330

Net Investment Income	8,916

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	18,877
Net Change in Unrealized Appreciation on Investments	(7,452)
Net Realized and Unrealized Gain on Investments	11,425

Net Increase in Net Assets Resulting from Operations	$ 20,341

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2010	3/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 8,916	$ 21,189
Net Realized Gain on Investments	18,877	67,431
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,452)	603,040
Net Increase in Net Assets Resulting from Operations	20,341	691,660

Distributions to Shareholders From:
Net Investment Income	-	(54,693)
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	(54,693)

Capital Share Transactions:
Proceeds from Sale of Shares	78,184	495,833
Shares Issued on Reinvestment of Dividends	-	54,693
Cost of Shares Redeemed	(25,000)	(75,040)
Net Increase in Net Assets from Shareholder Activity	53,184	475,486

Net Assets:
Net Increase in Net Assets	73,525	1,112,453
Beginning of Period	2,748,072	1,635,619
End of Period (Including Accumulated Net Investment
Income (Loss) of $(5,103) and $(14,019), respectively)	$ 2,821,597	$ 2,748,072

Share Transactions:
Shares Sold	7,183	44,155
Shares Issued on Reinvestment of Dividends	0	5,107
Shares Redeemed	(2,337)	(7,707)
Net Increase in Shares	4,846	41,555
Outstanding at Beginning of Period	239,013	197,458
Outstanding at End of Period	243,859	239,013

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		For the Period *
	Ended	Year Ended	Ended
	9/30/2010	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.04	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	0.03	3.39	(1.74)
Total from Investment Operations	0.07	3.49	(1.65)

Distributions from:
Net Investment Income	-	(0.27)	(0.07)
Capital Gains	-	-	-
	-	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 11.57	$ 11.50	$ 8.28

Total Return ***	0.61%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,822	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets ****	0.66%	1.01%	1.23%
Portfolio Turnover Rate	5.20%	27.84%	33.20%

* June 11, 2008 Commencement of Investment Operations.
** Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2010 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investments operation on June 11, 2008. The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2008 - 2009, or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION:  The net asset value (the “NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed before holding them for 90 days.  During the six months ended September 30, 2010, there were no proceeds from redemption fees.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3.  SECURITIES VALUATIONS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Debt securities- (senior notes). Senior notes generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Senior notes that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, a senior note is generally valued by the pricing service at its last bid price.  To the extent these senior notes are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current value, or when restricted or illiquid senior notes are being valued, such senior notes are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Fixed income securities- Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as Level 2.

Money market funds are generally valued at NAV and considered Level 1.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,201,254	$-	-	$ 2,201,254
Exchange Traded Funds	101,647	-	-	101,647
Senior Notes	63,250	-	-	63,250
Preferred Stock	259,594	-	-	259,594
Real Estate Investment Trust	52,164	-	-	52,164
Short-Term Investments	144,451	-	-	144,451
Total	$2,822,360	-	-	$2,822,360

The Fund did not hold any Level 3 assets during the six months ended September 30, 2010.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Board of Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2010, the Adviser was paid fees of $13,553, and was owed $2,264.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2010, the Fund donated $6,777 to the Foundation.  At September 30, 2010, the Fund owed $1,132 in charitable contributions.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other five trustees of the Foundation are also trustees of the Trust.

Note 5. Capital Stock

At September 30, 2010, there were an unlimited number of shares authorized and 243,859 shares outstanding, each with no par value, and paid-in capital amounted to $2,452,477 for the Fund.

Note 6. Investment Transactions

For the six months ended September 30, 2010, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $728,890 and $127,070, respectively.  The aggregate cost of securities for federal income tax purposes at September 30, 2010 was $2,418,320.

At September 30, 2010, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$553,644	(149,604)	$404,040

Note 7. Distributions to Shareholders

During the six months ended September 30, 2010, the Fund did not pay any distributions.

On December 14, 2009, the Fund declared an income distribution of $0.270 per share.  The distribution was paid on December 14, 2009 to shareholders of record on December 11, 2009.  The tax character of the $54,693 paid was ordinary income.

As of March 31, 2010 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$32,945
Undistributed Accumulated Losses	(48,694)
Unrealized Appreciation - Net	364,528
Total	$348,779

Note 8.  Capital Loss Carryforward

At March 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryforward of $48,694, which expires in 2017.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

Note 9. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2010, the Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 10.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

Davlin Philanthropic Fund
Expense Illustration
September 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing defferent funds.   In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2010	September 30, 2010	April 1, 2010 to September 30, 2010

Actual	$1,000.00	$1,006.09	$7.54
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 3 0 , 2010 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date December 2, 2010

*Print the name and title of each signing officer under his or her signature.